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                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 10, 2011                    /s/ George R. Aylward
                                        ----------------------------------------
                                        George R. Aylward, President
                                        (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 10, 2011                    /s/ W. Patrick Bradley
                                        ----------------------------------------
                                        W. Patrick Bradley, Chief Financial
                                        Officer and Treasurer
                                        (principal financial officer)